                                                                    EXHIBIT 4.3


  NUMBER                                                                SHARES

__________                                                            __________


        VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME



                                   CLASS C

          ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     _________________

                                                     CUSIP 024904 30 2
                                                     _________________


fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Capital U.S. Government Trust for Income, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.


WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                       Dated

                          [VAN KAMPEN AMERICAN CAPITAL

                        U.S. GOVERNMENT TRUST FOR INCOME

                                 DELAWARE SEAL]

NORI L. GABERT                                                   DON G. POWELL
  SECRETARY                                                        PRESIDENT

                                                                     KC 002717

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               COUNTERSIGNED by ACCESS INVESTOR SERVICES, INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                        TRANSFER AGENT

                 By
                    ----------------------------------------------------
                                                      AUTHORIZED OFFICER

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            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED


          VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME


NUMBER                         CLASS C                     SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               ACCESS
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                        hereby sell, assign and transfer unto

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


       Dated, _________________________________________ 19 ______

              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________


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        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                                 (Cust)             (Minor)
                                                       under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties
                                                 ____________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY